UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025 (March 26, 2025)

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Order Approving Settlement Agreement

On March 26, 2025, Silverback Capital Corporation (“Silverback”) obtained a court order from the Circuit Court of the Twelfth Judicial Circuit in and for Manatee County, Florida, granting approval of a settlement agreement and stipulation entered into by and between Silverback and ScanTech AI Systems Inc. (the “Company”).

The foregoing is a summary of the court order and are qualified in their entirety by reference to the full text of the court order that is attached hereto and incorporated herein as Exhibit 10.1.

Settlement Agreement

Previously, on March 20, 2025, Silverback and the Company agreed that Silverback would purchase and settle an amount of up to $8,230,977.25 of debt owed to the Company’s creditors at the discretion of the parties and there is no assurance that the entire settlement amount will be repaid to creditors. Under the terms of the Settlement Agreement and Stipulation (“Settlement Agreement”) discussed below, Silverback agreed to purchase bona fide, outstanding, and unpaid creditor claims in exchange for shares of the Company’s common stock in a state court-approved transaction, in compliance with the terms of Section 3(a)(10) of the Securities Act of 1933, as amended. The Settlement Agreement was approved by the state court after a fairness hearing pursuant to the requirements of Section 3(a)(10) of the Securities Act of 1933, as amended, on March 26, 2025.

If satisfied in full, pursuant to the Settlement Agreement, the Company shall reduce its debt obligations in exchange for the issuance of shares. The shares may be issued in one or more offerings pursuant to the terms of Section 3(a)(10) of the Securities Act of 1933, as amended. The Settlement Agreement allows Silverback to purchase debt owed to the Company's creditors through direct purchases and convert such debt into shares of the Company’s common stock at a fixed purchase price of $1.50 per share.

The Settlement Agreement contains a condition that Silverback will not be allowed to hold more than 9.99% of the Company’s issued and outstanding common stock at any time. Pursuant to the Settlement Agreement, for the liabilities purchased by Silverback, the Company may issue shares of its common stock to Silverback pursuant to an exemption from registration afforded by Section 3(a)(10) of the Securities Act of 1933. No relationship exists between the Company and Silverback other than through the agreement discussed herein.

The foregoing is a summary of the Settlement Agreement and are qualified in their entirety by reference to the full text of the Settlement Agreement that is attached hereto and incorporated herein as Exhibit 10.2.

Seaport Bridge Loan Amendment

On March 31, 2025, the Company and ScanTech Identification Beam Systems, LLC entered into an Amendment to Seaport Bridge Loans (the “Seaport Bridge Loan Amendment”) with Seaport Group SIBS LLC (“Seaport”) and Seaport to terminate a credit facility in the amount of $2,250,000 and several loans with the Company that provided funding in connection with the Ontario Power Generation order in the amount of $2,600,000, among which the Company expects to retain approximately $1,200,000 in cash from accounts receivable rather than using it to pay off the loan to Seaport. In exchange, the Company agreed to issue: i) 2,250,000 shares of Common Stock for terminating the prior facility agreement, ii) 2,600,000 shares of Common Stock for terminating the debt agreement related to the Ontario Power Generation order, and iii) 500,000 shares of Common Stock as compensation to the transaction. The shares under the Seaport Bridge Loan Amendment will not be registered until the Company files a registration statement for the resale of the securities, and Seaport will be subject to a six-month lock-up after the closing of the business combination.

The foregoing is a summary of the Seaport Bridge Loan Amendment and are qualified in their entirety by reference to the full text of the Seaport Bridge Loan Amendment that is attached hereto and incorporated herein as Exhibit 10.3.

Item 3.02	Unregistered Sales of Equity Securities

Although the debt will be exchanged for shares of common stock in tranches, it is foreseeable that the total number of securities issued in the 3(a)(10) transaction will exceed 5% of the current outstanding securities. The Company and Silverback executed the Settlement Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by section 3(a)(10) of the Securities Act of 1933, as amended. Silverback understands that the Securities are being offered for exchange in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and Silverback’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Silverback set forth in the Settlement Agreement in order to determine the availability of such exemptions and the eligibility of Silverback to acquire the Securities.

The share issuance related to the Seaport Bridge Loan Amendment was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering of securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 9.01.	Exhibits.

  (d)          Exhibits.

Exhibit No.	Description
10.1	Order Approving Settlement Agreement
10.2	Settlement Agreement
10.3	Seaport Bridge Loan Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025	ScanTech AI Systems Inc.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer